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            1552 LONSDALE LLC, a Delaware limited liability company,
           729 DEMI-TASSE LLC, a Delaware limited liability company,
          ALGM LEASEHOLD II LLC, a Delaware limited liability company,
          ALGM LEASEHOLD III LLC, a Delaware limited liability company,
          ALGM LEASEHOLD VI LLC, a Delaware limited liability company,
         ALGM LEASEHOLD VIII LLC, a Delaware limited liability company,
          ALGM LEASEHOLD IX LLC, a Delaware limited liability company,
         ALGM LEASEHOLD X LLC, a Delaware limited liability company, and
          ALGM LEASEHOLD XII LLC, a Delaware limited liability company
                           (collectively, Mortgagors)

                                       to

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                  (Mortgagee)

                   -------------------------------------------

              AMENDED, RESTATED AND CONSOLIDATED FEE AND LEASEHOLD
                  MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND
                               SECURITY AGREEMENT

                   -------------------------------------------

                         Dated: as of December 4, 2002

               Property Locations: See Schedule 1 attached hereto

               DOCUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

                                Kaye Scholer LLP
                                425 Park Avenue
                         New York, New york 10022-3598
                        Attention: Stephen Gliatta, Esq.

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             THIS MORTGAGE DOES NOT COVER REAL PROPERTY PRINCIPALLY
             IMPROVED BY ONE OR MORE STRUCTURES CONTAINING, IN THE
            AGGREGATE, NOT MORE THAN SIX RESIDENTIAL DWELLING UNITS,
                EACH HAVING ITS OWN SEPARATE COOKING FACILITIES

         AMENDED, RESTATED AND CONSOLIDATED FEE AND LEASEHOLD MORTGAGE,
ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this "MORTGAGE"), made as of December 4, 2002, by 1552 LONSDALE LLC, a Delaware limited liability company
("L0NSDALE"). 729 DEMI-TASSE LLC, a Delaware limited liability company
("DEMI-TASSE;" each of Demi-Tasse and Lonsdale herein individually as "FEE
BORROWER" and collectively as "FEE BORROWERS"). ALGM LEASEHOLD II LLC, a
Delaware limited liability company ("LEASEHOLD II LLC"), ALGM LEASEHOLD III LLC, a Delaware limited liability company ("LEASEHOLD III LLC"), ALGM LEASEHOLD VI
LLC, a Delaware limited liability company ("LEASEHOLD VI LLC"), ALGM LEASEHOLD
VIII LLC, a Delaware limited liability company ("LEASEHOLD VIII LLC"), ALGM
LEASEHOLD IX LLC, a Delaware limited liability company ("LEASEHOLD IX LLC"),
ALGM LEASEHOLD X LLC, a Delaware limited liability company ("LEASEHOLD X LLC"),
ALGM LEASEHOLD XII LLC, a Delaware limited liability company ("LEASEHOLD XII
LLC") and together with Leasehold II LLC, Leasehold III LLC, Leasehold VI LLC,
Leasehold VIII LLC, Leasehold IX LLC, Leasehold X LLC and Leasehold XII LLC,
individually a "LESSEE BORROWER" and collectively the "LESSEE BORROWERS") (each
Fee Borrower and each Lessee Borrower shall be referred to herein individually as a "MORTGAGOR" and collectively "MORTGAGORS"), each having an address at c/o
Emmes Asset Management Company, LLC, 420 Lexington Avenue, Suite 900, New York,
New York 10170, to GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware
corporation (together with its successors and assigns, hereinafter referred to as "MORTGAGEE"), having an address at 600 Steamboat Road, Greenwich, Connecticut
06830.

                                  WITNESSETH:

         Mortgagors and ALGM I LLC, a Delaware limited liability company
(collectively, "BORROWERS") and Mortgagee have entered into that certain Loan
Agreement dated as of the date hereof (as amended, modified, restated, consolidated or supplemented from time to time, the "LOAN AGREEMENT") pursuant to which Mortgagee is making a secured loan to Borrowers in the original principal amount of $43,000,000.00 (the "LOAN"). Capitalized terms used herein without definition are used as defined in the Loan Agreement. The Loan is evidenced by that certain Amended, Restated and Consolidated Promissory Note dated the date hereof made by Borrowers, jointly and severally, to Mortgagee in such principal amount (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, the "NOTE").

         Mortgagee is the holder of the mortgage described on Schedule 2 hereto
(collectively, the "ORIGINAL MORTGAGE") and of the note secured thereby
(collectively, the "ORIGINAL NOTE").

         Mortgagee is also the holder of that certain note of even date herewith in the principal amount of $12,728,557.22 made by Borrowers to Mortgagee (the
"NEW NOTE" and together with the Original Note, collectively, the "EXISTING
NOTES"), which New Note is secured by that certain Mortgage of even date herewith given by Mortgagors to Mortgagee (the "NEW MORTGAGE" and together with the Original Mortgage, the "EXISTING MORTGAGES").

         The outstanding principal indebtedness evidenced by the Existing Notes and secured by the Existing Mortgages is $43,000,000.00 and Borrowers represent and warrant that they have no offsets, defenses on counterclaims under or with respect to any of their obligations under the Existing Notes or Existing
Mortgages.

         Simultaneously with the execution and delivery hereof, Borrowers are executing and delivering the Note, which Note is intended to consolidate, amend and restate in their entirety the Existing Notes and to evidence the principal indebtedness heretofore evidenced by the Existing Notes.

         The effect of the Note is to, among other things, change the maturity and the terms of payment of the Existing Notes and conform them to the terms of the Loan as set forth in the Loan Agreement.

         Mortgagors and Mortgagee desire to confirm the lien of the Existing
Mortgages, to consolidate the Existing Mortgages and the liens created thereby, to amend and restate the Existing Mortgages in their entirety and to spread the lien of the Existing Mortgages, all pursuant to the terms set forth herein (the
Existing Mortgages, as so consolidated, amended and restated and spread, and as hereafter from time to time extended, split, spread, renewed, modified, consolidated, or further amended and restated, this "MORTGAGE").

         To secure the payment of the Note and all sums which may or shall become due hereunder or under any of the other documents evidencing, securing or executed in connection with the Loan (the Note, this Mortgage, the Loan
Agreement and such other documents, as any of the same may, from time to time, be modified, amended or supplemented, being hereinafter collectively referred to as the "LOAN DOCUMENTS"), including (i) the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy (whether or not a claim is allowed against Mortgagors for such interest or other amounts in any such bankruptcy proceeding) or the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code
(the "BANKRUPTCY CODE"), and (ii) the costs and expenses of enforcing any provision of any Loan Document (all such sums being hereinafter collectively referred to as the "DEBT").

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagors and Mortgagee hereby agree that, effective as of the date hereof, the Existing Mortgages and the respective liens thereof are hereby combined and consolidated so that together they shall hereafter constitute in law but one mortgage, a single lien covering the Mortgaged Property (as hereinafter defined) and securing the principal sum of $43,000,000.00 and that the Existing Mortgages are hereby amended and restated in their entirety, and the consolidated lien thereof is hereby spread, as follows:

         Lonsdale hereby irrevocably mortgages, grants, bargains, sells, conveys, transfers, pledges, sets over and assigns, and grants a security interest, to and in favor of Mortgagee, WITH POWER OF SALE, all of Lonsdale's right, title and interest in and to the land described in Exhibit A attached hereto (the "LONSDALE PREMISES"), and the buildings, structures, fixtures and other improvements now or hereafter located thereon (the "LONSDALE
IMPROVEMENTS");

         Demi-Tasse hereby irrevocably mortgages, grants, bargains, sells, conveys, transfers, pledges, sets over and assigns, and grants a security interest, to and in favor of Mortgagee, WITH POWER OF SALE, all of Demi-Tasse's right, title and interest in and to that certain condominium unit (the
"CONDOMINIUM UNIT") more particularly described on Exhibit B attached hereto which forms a part of The 729 Seventh Avenue Condominium (the "CONDOMINIUM")
located at the building having an address at 729 Seventh Avenue, New York, New
York and situated on that certain parcel of land described in Exhibit C attached hereto (the "DEMI-TASSE PREMISES"), the structures, fixtures and other improvements owned by Demi-Tasse and now or hereafter located thereon (the
"DEMI-TASSE IMPROVEMENTS), and the appurtenant undivided interests in the common elements of the Condominium identified in Exhibit B attached hereto (the "COMMON
ELEMENTS");

         Each Lessee Borrower hereby irrevocably mortgages, grants, bargains, sells, conveys, transfers, pledges, sets over and assigns, and grants a security interest, to and in favor of Mortgagee. WITH POWER OF SALE, all of such Lessee
Borrower's right, title and interest in and to those certain leasehold estates
(collectively, the "LEASEHOLD ESTATES") in the land described in Exhibit D attached hereto (the "LEASEHOLD PREMISES" and together with the Lonsdale
Premises and the Demi-Tasse Premises, collectively, the "PREMISES") created by those certain lease agreements described in Exhibit E attached hereto
(collectively, the "MORTGAGED LEASES"), and the buildings, structures, fixtures and other improvements now or hereafter located thereon (the "LEASEHOLD
IMPROVEMENTS" and together with the Lonsdale Improvements and the Demi-Tasse
Improvements, collectively, the "IMPROVEMENTS");

         TOGETHER WITH: all right, title, interest and estate of each Mortgagor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements, the Common Elements, the
Condominium Unit, the Leasehold Estates, the Leasehold Improvements and the
property, rights, interests and estates hereinafter described are collectively referred to herein as the "MORTGAGED PROPERTY"):

         (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, rights to oil, gas, minerals, coal and other substances of any kind or character, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the
Premises, the Improvements, the Leasehold Estates, the Condominium Unit and the
Common Elements (as applicable); and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road, highway, alley or avenue, opened, vacated or proposed, in front of or adjoining the Premises, to the center line thereof; and all the estates, rights, titles, interests, dower and rights of dower, courtesy and rights of courtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagors of, in and to the Premises, Improvements, the Leasehold Estates, the Condominium Unit and
the Common Elements and every part and parcel thereof, with the appurtenances thereto;

         (b) all machinery, furniture, furnishings, equipment, computer software and hardware, fixtures (including all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), inventory, materials, supplies and other articles of personal property and accessions thereof, renewals and replacements thereof and substitutions therefor, and other

property of every kind and nature, tangible or intangible, owned by Mortgagors, or in which Mortgagors have or shall have an interest, now or hereafter located upon the Premises, Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises, the Improvements, the Condominium Unit and the Common Elements (hereinafter collectively referred to as the "EQUIPMENT"), including any leases of, deposits in connection with, and proceeds of any sale or transfer of any of the foregoing, and the right, title and interest of Mortgagors in and to any of the
Equipment that may be subject to any "security interest" as defined in the
Uniform Commercial Code, as in effect in the State where the Mortgaged Property is located (the "UCC"), superior in lien to the lien of this Mortgage:

         (c) all awards or payments, including interest thereon, that may heretofore or hereafter be made with respect to the Premises, the Improvements, the Leasehold Estates, the Leasehold Improvements, the Condominium Unit or the
Common Elements, whether from the exercise of the right of eminent domain or condemnation (including any transfer made in lieu of or in anticipation of the exercise of such right), or for a change of grade, or for any other injury to or decrease in the value of the Premises, the Improvements, the Condominium Unit or
the Common Elements;

         (d) all leases, subleases and other agreements or arrangements heretofore or hereafter entered into affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Premises, the Improvements, the Condominium Unit and the Common Elements, including any extensions, renewals, modifications or amendments therefo (hereinafter collectively referred to as the "LEASES") and all rents, subrents, rent equivalents, moneys payable as damages (including payments by reason of the rejection of a Lease in a
Bankruptcy Proceeding) or in lieu of rent or rent equivalents, royalties
(including all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of any Mortgagor or its agents or employees from any and all sources arising from or attributable to the Premises, the Improvements, the Condominium Unit and the Common Elements, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the
Premises, the Improvements, the Condominium Unit and the Common Elements or
rendering of services by any Mortgagor or any of its agents or employees, and proceeds, if any, from business interruption or other loss of income insurance
(hereinafter collectively referred to as the "RENTS"), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

         (e) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property;

         (f) the right, in the name and on behalf of the Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged
Property and to

commence any action or proceeding to protect the interest of Mortgagee in the
Mortgaged Property;

         (g) all accounts (including reserve accounts), escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the UCC, and all franchises, trade names, trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, surveys, title insurance policies, permits, consents, licenses, management agreements, contract rights including any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair or other work upon the Mortgaged
Property), approvals, actions, refunds of real estate taxes and assessments (and any other governmental impositions related to the Mortgaged Property) and causes of action that now or hereafter relate to, are derived from or are used in connection with the Mortgaged Property, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively referred to as the "INTANGIBLES");

         (h) the Mortgaged Leases and the Leasehold Estates created thereby;

         (i) all modifications, extensions and renewals of the Mortgaged Leases and all credits, deposits (including, without limitation, any deposit of cash or other property securing each Lessee Borrower's performance under the applicable
Mortgaged Leases), options, privileges and rights of each Lessee Borrower as tenant under the applicable Mortgaged Lease, including, but not limited to, the right, if any, to renew or extend such Mortgaged Lease for a succeeding term or terms;

         (j) all the estate, right, title, claim or demand whatsoever of
Mortgagors either in law or in equity, in possession or expectancy, of, in and to the Mortgaged Property or any part thereof; and

         (k) all proceeds, products, offspring, rents and profits from any of the foregoing, including those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.

Without limiting the generality of any of the foregoing, in the event that a case under the Bankruptcy Code is commenced by or against any Mortgagor, pursuant to Section 552(b)(2) of the Bankruptcy Code, the security interest granted by this Mortgage shall automatically extend to all Rents acquired by such Mortgagor after the commencement of the case and shall constitute cash collateral under Section 363(a) of the Bankruptcy Code.

         TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee and its successors and assigns, forever;

         PROVIDED, HOWEVER, these presents are upon the express condition that, if Mortgagors shall well and truly pay to Mortgagee the Debt at the time and in the manner provided in the Loan Documents and shall well and truly abide by and comply with each and every covenant and condition set forth in the Loan
Documents in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void;

         AND each Mortgagor represents and warrants to and covenants and agrees with Mortgagee as follows:

                          PART I - GENERAL PROVISIONS

         1. PAYMENT OF DEBT AND INCORP0RATION OF COVENANTS, CONDITIONS AND
AGREEMENTS. Mortgagors shall pay the Debt at the time and in the manner provided in the Loan Documents. All the covenants, conditions and agreements contained in the Loan Documents are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein. Without limiting the generality of the foregoing, each Mortgagor (i) agrees to insure, repair, maintain and restore damage to the Mortgaged Property, pay Taxes and Other
Charges, and comply with Legal Requirements, in accordance with the Loan
Agreement, and (ii) agrees that the Proceeds of Insurance and Awards for
Condemnation shall be settled, held and applied in accordance with the Loan
Agreement.

         2. LEASES AND RENTS.

         (a) Each Mortgagor does hereby absolutely and unconditionally assign to
Mortgagee all of such Mortgagor's right, title and interest in all current and future Leases and Rents, it being intended by such Mortgagor that this assignment constitutes a present, absolute assignment, and not an assignment for additional security only. Such assignment shall not be construed to bind
Mortgagee to the performance of any of the covenants or provisions contained in any Lease or otherwise impose any obligation upon Mortgagee. Nevertheless, subject to the terms of this paragraph, Mortgagee grants to Mortgagors a revocable license to operate and manage the Mortgaged Property and to collect the Rents subject to the requirements of the Loan Agreement (including the deposit of Rents into the Clearing Account). Upon an Event of Default, without the need for notice or demand, the license granted to Mortgagors herein shall automatically be revoked, and Mortgagee shall immediately be entitled to possession of all Rents in the Clearing Account, the Deposit Account (including al Subaccounts thereof) and all Rents collected thereafter (including Rents past due and unpaid), whether or not Mortgagee enters upon or takes control of the
Mortgaged Property. Each Mortgagor hereby grants and assigns to Mortgagee the right, at its option, upon revocation of the license granted herein, to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of such license may be applied toward payment of the Debt in such priority and proportions as
Mortgagee in its sole discretion shall deem proper in accordance with the Loan
Agreement.

         (b) No Mortgagor shall enter into, modify, amend, cancel, terminate or renew any Lease except as provided in Section 5.10 of the Loan Agreement.

         3. USE OF MORTGAGED PROPERTY. No Mortgagor shall initiate, join in, acquiesce in or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property, without the prior written consent of Mortgagee. If under applicable zoning provisions the use of the Mortgaged
Property is or shall become a nonconforming use, no Mortgagor shall cause or permit such nonconforming use to be discontinued or abandoned without the consent of Mortgagee. No Mortgagor shall (i) change the use of the Mortgaged
Property, (ii) permit or

suffer to occur any waste on or to the Mortgaged Property or (iii) take any steps to convert the Mortgaged Property to a condominium or cooperative form of ownership, without the prior written consent of Mortgagee.

         4. TRANSFER OR ENCUMBRANCE OF THE MORTGAGED PROPERTY

         (a) Each Mortgagor acknowledges that (i) Mortgagee has examined and relied on the creditworthiness and experience of the principals of such
Mortgagor in owning and operating properties such as the Mortgaged Property in agreeing to make the Loan, (ii) Mortgagee will continue to rely on Mortgagors'
ownership of the Mortgaged Property as a means of maintaining the value of the
Mortgaged Property as security for the Debt, and (iii) Mortgagee has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, should Mortgagors default in the repayment of the Debt, Mortgagee can recover the Debt by a sale of the Mortgaged Property. No Mortgagor shall sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Mortgaged
Property or any part thereof, or suffer or permit any Transfer to occur, other than a Permitted Transfer.

         (b) Mortgagee shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Transfer in violation of this Paragraph 4. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property
(and every other Transfer) regardless of whether voluntary or not. Any Transfer made in contravention of this Paragraph 4 shall be null and void and of no force and effect. Mortgagors agree to bear and shall pay or reimburse Mortgagee on demand for all reasonable expenses (including reasonable attorneys' fees and disbursements, title search costs and title insurance endorsement premiums)
incurred by Mortgagee in connection with the review, approval and documentation of any Permitted Transfer.

         5. CHANGES IN LAWS REGARDING TAXATION. If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Debt from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Mortgagee's interest in the
Mortgaged Property, Mortgagors will pay such tax, with interest and penalties thereon, if any. If Mortgagee is advised by its counsel that the payment of such tax or interest and penalties by Mortgagors would be unlawful, taxable to
Mortgagee or unenforceable, or would provide the basis for a defense of usury, then Mortgagee shall have the option, by notice of not less than 90 days, to declare the Debt immediately due and payable.

         6. NO CREDITS ON ACCOUNT OF THE DEBT. No Mortgagor shall claim or demand or be entitled to any credit on account of the Debt for any part of the
Taxes or Other Charges assessed against the Mortgaged Property, and no deduction shall otherwise be made or claimed from the assessed value of the Mortgaged
Property for real estate tax purposes by reason of this Mortgage or the Debt. If such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by notice of not less than 90 days, to declare the Debt immediately due and payable.

         7. FURTHER ACTS, ETC. Each Mortgagor shall, at its sole cost, perform,

execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto
Mortgagee the property and rights hereby mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which such Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this
Mortgage, or for filing, registering or recording this Mortgage or for facilitating the sale and transfer of the Loan and the Loan Documents in connection with a "Secondary Market Transaction" as described in Section 9.1 of the Loan Agreement. Upon foreclosure, the appointment of a receiver or any other relevant action, each Mortgagor shall, at its sole cost, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of the
Mortgaged Property. Each Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including such rights and remedies available to Mortgagee pursuant to this paragraph.

         8. RECORDING OF MORTGAGE, ETC. Each Mortgagor forthwith upon the execution and delivery of this Mortgage and therafter, from time to time, shall cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Mortgagee in, the Mortgaged Property.
Mortgagors shall pay all filing, registration or recording fees, all expenses incident to the preparation, execution and acknowledgment of and all federal, state, county and municipal, taxes, duties, imposts, documentary stamps, assessments and charges arising out of or in connection with the execution and delivery of, this Mortgage, any Mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do. Mortgagors shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making or recording of this Mortgage.

         9. RIGHT TO CURE DEFAULTS. Upon the occurrence and during the continuance of any Event of Default, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagors and without releasing
Mortgagors from any obligation hereunder, perform the obligations in Default in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Mortgagee is authorized to enter upon the Mortgaged Property for such purposes or appear in, defend or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees and disbursements to the extent permitted by law), with interest thereon at the Default Rate for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment to Mortgagee, shall constitute a portion of the Debt, shall be secured by this Mortgage and the other Loan Documents and shall be due and payable to Mortgagee upon demand.

         10. REMEDIES.

         (a) Upon the occurrence and during the continuance of any Event of
Default, Mortgagee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagors and in and to the
Mortgaged Property, by Mortgagee itself or otherwise, including the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

               (i) declare the entire Debt to be immediately due and payable;

               (ii) institute a proceeding or proceedings, judicial or
          nonjudicial, to the extent permitted by law, by advertisement or otherwise, for the complete foreclosure of this Mortgage, in which case the Mortgaged Property may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

               (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the
          Debt then due and payable, subject to the continuing lien of this
          Mortgage for the balance of the Debt not then due;

               (iv) sell for cash or upon credit the Mortgaged Property and all estate, claim, demand, right, title and interest of Mortgagors therein and rights of redemption thereof, pursuant to the power of sale, to the extent permitted by law, or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

               (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in any other Loan Document;

               (vi) subject to the provisions of the Loan Agreement, recover judgment on the Note either before, during or after any proceeding for the enforcement of this Mortgage;

               (vii) apply for the appointment of a trustee, receiver,
          liquidator or conservator of the Mortgaged Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of the Mortgagors or of any person, firm or other entity liable for the payment of the Debt;

               (viii) enforce Mortgagee's interest in the Leases and Rents and enter into or upon the Mortgaged Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagors and their agents and employees therefrom, and thereupon Mortgagee may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with the Mortgaged Property and conduct the business thereat; (B) complete any construction on the Mortgaged Property in such manner and form as Mortgagee deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property; (D) exercise all rights and powers of

          Mortgagors with respect to the Mortgaged Property, whether in the name of Mortgagors or otherwise, including the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive Rents; and (E) apply the receipts from the
          Mortgaged Property to the payment of the Debt, after deducting therefrom all expenses (including reasonable attorneys' fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, insurance and other charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Mortgagee, and its counsel, agents and employees.

               (ix) require Mortgagors to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Mortgaged Property occupied by Mortgagors, and require Mortgagors to vacate and surrender possession of the Mortgaged Property to
          Mortgagee or to such receiver, and, in default thereof, evict
          Mortgagors by summary proceedings or otherwise; or

               (x) pursue such other rights and remedies as may be available at law or in equity or under the UCC, including the right to receive and/or establish a lock box for all Rents and proceeds from the
          Intangibles and any other receivables or rights to payments of
          Mortgagors relating to the Mortgaged Property.

In the event of a sale, by foreclosure or otherwise, of less than all of the
Mortgaged Property, this Mortgage shall continue as a lien on the remaining portion of the Mortgaged Property.

         (b) The proceeds of any sale made under or by virtue of this Paragraph
10, together with any other sums which then may be held by Mortgagee under this
Mortgage, whether under the provisions of this paragraph or otherwise, shall be applied by Mortgagee to the payment of the Debt in such priority and proportion as Mortgagee in its sole discretion shall deem proper.

         (c) Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

         (d) Upon the completion of any sale or sales pursuant hereto,
Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagors, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, each Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shal lawfully do by virtue hereof. Any sale or sales made under or by virtue of this Paragraph 10, whether made under the power of sale herein granted or under or by

                                       10

virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagors in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagors and against any and all persons claiming or who may claim the same, or any part thereof, from, through or under Mortgagors.

         (e) Upon any sale made under or by virtue of this Paragraph 10, whether made under a power of sale or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Mortgagee is authorized to deduct under this
Mortgage or any other Loan Document.

         (f) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagors shall affect in any manner or to any extent the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

         (g) Mortgagee may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in this
Paragraph 10 at any time before the conclusion thereof, as determined in
Mortgagee's sole discretion and without prejudice to Mortgagee.

         (h) Mortgagee may resort to any remedies and the security given by this
Mortgage or in any other Loan Document in whole or in part, and in such portions and in such order as determined by Mortgagee's sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by any Loan Document. The failure of Mortgagee to exercise any right, remedy or option provided in any Loan Document shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by any Loan Document. No acceptance by Mortgagee of any payment after the occurrence of any Event of Default and no payment by Mortgagee of any obligation for which Mortgagors are liable hereunder shall be deemed to waive or cure any
Event of Default, or Mortgagors' liability to pay such obligation. No sale of all or any portion of the Mortgaged Property, no forbearance on the part of
Mortgagee, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Mortgagee to Mortgagors, shall operate to release or in any manner affect the interest of Mortgagee in the remaining Mortgaged Property or the liability of Mortgagors to pay the Debt. No waiver by Mortgagee shall be effective unless it is in writing and then only to the extent specifically stated. All costs and expenses of Mortgagee in exercising its rights and remedies under this Paragraph 10 (including reasonable attorneys' fees and disbursements to the extent permitted by law), shall be paid by Mortgagors immediately upon notice from Mortgagee, with interest at the
Default Rate for the period after notice from Mortgagee, and such costs and expenses shall constitute a portion of the Debt and shall be secured by this
Mortgage.

                                       11

         (i) The interests and rights of Mortgagee under the Loan Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Mortgagee may grant with respect to any of the Debt, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Mortgagee may grant with respect to the Mortgaged Property or any portion thereof or (iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.

         11. RIGHT OF ENTRY. In addition to any other rights or remedies granted under this Mortgage, Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at any reasonable time and upon notice to
Mortgagors during the term of this Mortgage. The cost of such inspections or audits shall be borne by Mortgagors should Mortgagee determine that an Event of
Default exists, including the cost of all follow up or additional investigations or inquiries deemed reasonably necessary by Mortgagee. The cost of such inspections, if not paid for by Mortgagors following demand, may be added to the principal balance of the sums due under the Note and this Mortgage and shall bear interest thereafter until paid at the Default Rate.

         12. SECURITY AGREEMENT. This Mortgage is borth a real property Mortgage and a "security agreement" within the meaning of the UCC. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagors in the Mortgaged
Property. Each Mortgagor by executing and delivering this Mortgage has granted and hereby grants to Mortgagee, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the UCC (such portion of the Mortgaged Property so subject to the UCC being called in this paragraph the "COLLATERAL"). This Mortgage shall also constitute a "fixture filing" for the purposes of the UCC. As such, this
Mortgage covers all items of the Collateral that are or are to become fixtures.
Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth in the first paragraph of this Mortgage. If an Event of Default shall occur and is continuing, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC, including, without limiting the generality of the foregoing, the right to take possession of the
Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Mortgagee, Mortgagors shall at their expense assemble the
Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagors shall pay to Mortgagee on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by
Mortgagee in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral, sent to
Mortgagors in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Mortgagors.
The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its sole discretion shall deem proper. In the event of any change in name, identity or structure of any Mortgagor, such Mortgagor shall notify Mortgagee thereof and promptly after request shall execute, file and record such UCC forms as are necessary to maintain the priority of Mortgagee's lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Mortgagee shall require the filing or

                                       12

recording of additional UCC forms or continuation statements. Mortgagors shall, promptly after request, execute, file and record such UCC forms or continuation statements as Mortgagee shall deem reasonably necessary, and shall pay all expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase
Mortgagors' obligations under the Loan Documents. Each Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Mortgagee, as secured party, in connection with the Collateral covered by this Mortgage.

         13. ACTIONS AND PROCEEDINGS. Mortgagee has the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagors, which Mortgagee, in its sole discretion, decides should be brought to protect its or their interest in the Mortgaged Property. Mortgagee shall, at its option, be subrogated to the lien of any Mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

         14. MARSHALLING AND OTHER MATTERS. Each Mortgagor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged
Property or any part thereof or any interest therein. Further, each Mortgagor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of such Mortgagor, and on behalf of each and every person acquiring any interest in or title to the
Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law. The lien of this Mortgage shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Mortgagee and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by (i)
any acceptance by Mortgagee of any other security for any portion of the Debt,
(ii) any failure, neglect or omission on the part of Mortgagee to realize upon or protect any portion of the Debt or any collateral security therefor or (iii)
any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any portion of the Debt or of any of the collateral security therefor; and Mortgagee may foreclose, or exercise any other remedy available to Mortgagee under other Loan Documents without first exercising or enforcing any of its remedies under this Mortgage, and any exericse of the rights and remedies of Mortgagee hereunder shall not in any manner impair the Debt or the liens of any other Loan Document or any of
Mortgagee's rights and remedies thereunder.

         15. NOTICES. All notices, consents, approvals and requests required or permitted hereunder shall be in writing, and shall be sent, and shall be deemed effective, as provided in the Loan Agreement.

         16. INAPPLICABLE PROVISIONS. If any term, covenant or condition of this
Mortgage is held to be invalid, illegal or unenforceable in any respect, this
Mortgage shall be construed without such provision.

                                       13

         17. HEADINGS. The paragraph headings in this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         18. DUPLICATE ORIGINALS. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

         19. DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form; and the word "MORTGAGOR"
shall mean "each Mortgagor and any subsequent owner or owners of the Mortgaged
Property or any part thereof or any interest therein," the word "MORTGAGEE"
shall mean "Mortgagee and any subsequent holder of the Note," the words
"MORTGAGED PROPERTY" shall include any portion of the Mortgaged Property and any interest therein, the word "INCLUDING" means "including but not limited to" and the words "ATTORNEYS' FEES" shall include any and all attorneys' fees, paralegal and law clerk fees, including fees at the pre-trial, trial and appellate levels incurred or paid by Mortgagee in protecting its interest in the Mortgaged
Property and Collateral and enforcing its rights hereunder.

         20. HOMESTEAD. Each Mortgagor hereby waives and renounces all homestead and exemption rights provided by the Constitution and the laws of the United
States and of any state, in and to the Mortgaged Property as against the collection of the Debt, or any part thereof.

         21. ASSIGNMENTS. Mortgagee shall have the right to assign or transfer its rights under this Mortgage without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Mortgagee under this Mortgage.

         22. WAIVER OF JURY TRIAL. EACH MORTGAGOR HEREBY AGREES NOT TO ELECT A
TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO
TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER
EXIST WITH REGARD TO THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT, OR ANY CLAIM,
COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF
RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MORTGAGORS, AND IS
INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE
RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. MORTGAGEE IS HEREBY AUTHORIZED
TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF
THIS WAIVER BY MORTGAGORS.

         23. CONSENTS. Any consent or approval by Mortgagee in any single instance shall not be deemed or construed to be Mortgagee's consent or approval in any like matter arising at a subsequent date, and the failure of Mortgagee to promptly exercise any right, power, remedy, consent or approval provided herein or at law or in equity shall not constitute or be construed as a waiver of the same nor shall Mortgagee be stopped from exercising such right, power, remedy, consent or approval at a later date. Any consent or approval requested of and granted by Mortgagee pursuant hereto shall be narrowly construed to be applicable only to

                                       14

Mortgagors and the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof, and any such consent or approval shall not be deemed to constitute Mortgagee a venturer or partner with
Mortgagors nor shall privity of contract be presumed to have been established with any such third party. If Mortgagee deems it to be in its best interest to retain assistance of persons, firms or corporations (including attorneys, title insurance companies, appraisers, engineers and surveyors) with respect to a request for consent or approval. Mortgagors shall reimburse Mortgagee for all costs reasonably incurred in connection with the employment of such persons, firms or corporations.

         24. EMPLOYEE BENEFIT PLAN. During the term of this Mortgage, unless
Mortgagee shall have previously consented in writing, (i) no Mortgagor shall take any action that would cause it to become an "employee benefit plan" as defined in 29 C.F.R. Section 2510.3-101, or "assets of a governmental plan"
subject to regulation under the state statutes, and (ii) no Mortgagor shall sell, assign or transfer the Mortgaged Property, or any portion thereof or interest therein, to any transferee that does not execute and deliver to
Mortgagee its written assumption of the obligations of this covenant. Each
Mortgagor shall protect, defend, indemnify and hold Mortgagee harmless from and against all loss, cost, damage and expense (including all reasonable attorneys'
fees, excise taxes and costs of correcting any prohibited transaction or obtaining an appropriate exemption) that Mortgagee may incur as a result of any
Mortgagor's breach of this covenant. This covenant and indemnity shall survive the extinguishment of the lien of this Mortgage by foreclosure or action in lieu thereof.

         25. GOVERNING LAW. THIS MORTGAGE SHALL BE GOVERNED BY, AND BE CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS
LOCATED WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

         26. EXCULPATION. The liability of Mortgagors hereunder is limited pursuant to Section 10.1 of the Loan Agreement.

         27. VARIABLE INTEREST RATE. The loan secured by this Mortgage is a variable interest rate loan, as more particularly set forth in the Loan
Agreement.

         28. MORTGAGED LEASE PROVISIONS.

         (a) Each Lessee Borrower hereby covenants that it shall (i) pay when due all rents, additional rents and other sums required to be paid by such
Lessee Borrower as tenant under the applicable Mortgaged Lease, (ii) diligently perform and observe all of the other terms of the applicable Mortgaged Lease to be performed and observed by the tenant thereunder, at least 20 days prior to the expiration of any applicable grace period therein; provided, however, that if the applicable grace period is equal to 20 or fewer days, then such performance and observance by tenant shall occur at least 5 days prior to the expiration of such grace period, and (iii) promptly notify Mortgagee of the giving of any notice by the lessor under such Mortgaged Lease (the "MORTGAGED
LEASE LESSOR") to such Lessee Borrower of any default by such Lessee Borrower and deliver to Mortgagee a true copy of each such notice.

         (b) No Lessee Borrower shall, without the prior consent of Mortgagee, surrender the applicable Leasehold Estate created by the applicable Mortgaged
Lease or

                                       15

terminate, cancel, modify or supplement such Mortgaged Lease. Each Lessee
Borrower hereby assigns to Mortgagee, as further security for the payment of the
Debt, all of such Lessee Borrower's rights and privileges, as tenant under the applicable Mortgaged Lease, to surrender the Leasehold Estate created by such
Mortgaged Lease or to terminate, cancel, modify or supplement such Mortgaged
Lease, and any such surrender, termination, cancellation, modification or supplement without the prior consent of Mortgagee shall be void and of no force and effect.

         (c) If any Lessee Borrower fails to perform or observe any term of the applicable Mortgaged Lease to be performed or observed by it thereunder, then, without waiving or releasing such Lessee Borrower from any of its obligations hereunder, Mortgagee shall have the right, but shall be under no obligation, to pay any sum and to take any action (including entry upon the Mortgaged Property)
to cause such performance or observance on behalf of such Lessee Borrower, so that the rights of such Lessee Borrower under such Mortgaged Lease are unimpaired and free from default, even if the existence or the nature of such
Lessee Borrower's default is being questioned or denied by such Lessee Borrower or another person. Mortgagee shall be subrogated to the rights of the applicable
Mortgaged Lease Lessor with respect to any such sums paid by Mortgagee. Such
Lessee Borrower shall pay to Mortgagee immediately and without demand, all such sums so paid or expended by Mortgagee, together with interest thereon from the day of such payment at the Default Rate, and the same shall be secured by this
Mortgage. If any Mortgaged Lease Lessor gives Mortgagee notice of a default, such notice shall constitute full protection to Mortgagee for any action taken or omitted by Mortgagee, in good faith, in reliance thereon.

         (d) Each Lessee Borrower shall exercise each individual option, if any, to extend or renew the term of the applicable Mortgaged Lease upon demand by
Mortgagee made at any time within one year before the last day upon which any such option may be exercised, and each Lessee Borrower hereby expressly authorizes and appoints Mortgagee its attorney-in-fact to exercise any such option in the name of and on behalf of such Lessee Borrower, which power of attorney shall be irrevocable and be coupled with an interest. No Lessee
Borrower will subordinate or consent to the subordination of the applicable
Mortgaged Lease to any mortgage, security deed, lease or other interest on or in the Mortgaged Lease Lessor's interest in the Mortgaged Property without the prior written consent of Mortgagee.

         (e) Each Lease hereafter made and each renewal of any existing Lease shall provide that (i) such Lease shall not terminate or be terminable by the tenant in the event of (A) any termination of the applicable Mortgaged Lease or
(B) any foreclosure of this Mortgage unless the tenant is specifically named and joined in such foreclosure action and a judgment is obtained therein against the tenant; and (ii) the tenant shall attorn to the purchaser of the Mortgaged
Property upon such foreclosure.

         (f) So long as any portion of the Debt shall remain unpaid, unless
Mortgagee shall otherwise consent, the fee title to the Leasehold Premises and the Leasehold Estate under the applicable Mortgaged Lease shall not merge, but shall always be kep separate and distinct, notwithstanding the union of such estates in any Lessee Borrower. Mortgagee or any other person by purchase, operation of law or otherwise.

                                       16

         (g) If any Lessee Borrower shall become the owner of fee title to the applicable Leasehold Premises, then the lien of this Mortgage shall be spread to cover such fee title, which shall be deemed to be included in the Mortgage
Property. Each Lessee Borrower agrees, at its sole cost, including without limitation Mortgagee's reasonable attorneys' fees, to (i) execute all documents necessary to subject its fee title to the Leasehold Premises to the lien of this
Mortgage; and (iii) provide to Mortgagee a title insurance policy insuring that the lien of this Mortgage is a first lien on such fee title.

         (h) Rejection or Termination of Mortgaged Leases.

               (i) If any Mortgaged Lease is terminated upon the rejection or disaffirmance thereof pursuant to the Bankruptcy Code or any other law affecting creditor's rights, then (i) the applicable Lessee Borrower, immediately after obtaining notice thereof, shall give notice thereof to
     Mortgagee, (ii) the applicable Lessee Borrower, without the prior consent of Mortgagee, shall not elect to treat such Mortgaged Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code or any comparable federal or state statute or law, and any election by such Lessee Borrower made without such consent shall be void, and (iii) this Mortgage and all the liens and provisions hereof shall extend to and cover such Lessee
     Borrower's possessory rights under Section 365(h) of the Bankruptcy Code and to any claim for damages due to the rejection or termination of such
     Mortgaged Lease. Each Lessee Borrower hereby assigns irrevocably to
     Mortgagee such Lessee Borrower's rights to treat the Mortgaged Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code and to offset rents under such Mortgaged Lease in the event any case, proceeding or other action is commenced by or against the applicable Mortgaged Lease Lessor under the Bankruptcy Code or any comparable federal or state statute or law; provided that Mortgagee shall not exercise such rights and shall permit such Lessee Borrower to exercise such rights with the prior consent of Mortgagee, not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing.

               (ii) Each Lessee Borrower hereby assigns to Mortgagee such Lessee
     Borrower's rights under Section 365 of the Bankruptcy Code or any comparable federal or state statute or law, in any case, proceeding or other action commenced by or against such Lessee Borrower under the
     Bankruptcy Code or comparable federal or state statute or law, (i) to reject the Mortgaged Lease and (ii) to seek an extension of the period within which to accept or reject the Mortgaged Lease. At Mortgagee's request, each Lessee Borrower shall assign its interest in the applicable
     Mortgaged Lease to Mortgagee in lieu of rejecting such Mortgaged Lease, upon receipt by such Lessee Borrower of Mortgagee's agreement to cure any existing defaults of such Lessee Borrower under such Mortgaged Lease that are reasonably susceptible of being cured by Mortgagee.

               (iii) If any Mortgaged Lease is terminated upon the rejection or disaffirmance thereof pursuant to the Bankruptcy Code or any other law affecting creditor's rights, then any property not removed by the applicable Lessee Borrower as permitted or required by the Mortgaged Lease shall, at the option of Mortgagee, be deemed abandoned by such Lessee
     Borrower; provided that Mortgagee may remove any such property required to be removed by such Lessee Borrower pursuant to the

                                       17

     Mortgaged Lease, and all reasonable costs of such removal shall be paid by such Lessee Borrower within five days of receipt by such Lessee Borrower of an invoice therefor.

               (iv) If any Mortgaged Lease is terminated prior to the natural expiration of its term, and Mortgagee or its designee acquires another lease of the Mortgaged Property, the applicable Lessee Borrower shall have no right, title or interest in or to such other lease or the leasehold estate created thereby.

         29. State of New York Provisions.

         (a) In the event of any inconsistencies between the terms and conditions of this Article 29 and the other terms and conditions of this
Mortgage, the terms and conditions of this Article 29 shall control and be binding.

         (b) The terms, covenants and conditions contained herein shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of Section 254 of the Real Property
Law of the State of New York.

         (c) In compliance with Section 13 and Article-3 -A of the Lien Law of the State of New York, Mortgagors will receive all advances secured by this
Mortgage and will hold the right to receive all such advances as a trust fund to be applied first for the purpose of paying the cost of improvements, and will apply all such advances first to the payment of the cost of improvements before using any part of such advances for any other purpose. Mortgagors will indemnify and hold Mortgagee harmless from and against any loss, liability, cost or expense, including, without limitation, any judgments, reasonable attorneys'
fees, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging a violation by Mortgagors of any applicable lien law provisions including, without limitation, any section of
Articlle 3-A of the New York Lien Law.

         (d) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE
MAXIMUM AMOUNT OF PRINCIPAL INDEBTEDNESS SECURED BY THIS MORTGAGE AT THE TIME OF
EXECUTION OR WHICH UNDER ANY CONTINGENCY MAY HEREAFTER BECOME SECURED HEREBY AT
ANY TIME IS FORTY THREE MILLION AND NO/100 DOLLARS ($43,000,000.00); PROVIDED
THAT SUCH LIMITATION SHALL NOT LIMIT THE SECURITY OF THIS MORTGAGE WITH RESPECT
TO (I) INTEREST ON THE AFORESAID MAXIMUM AMOUNT OF PRINCIPAL INDEBTEDNESS AT THE
RATES SET FORTH IN THE NOTE, (II) SUMS TO PAY TAXES, (III) SUMS TO PAY PREMIUMS
ON INSURANCE POLICIES COVERING THE MORTGAGED PROPERTY, (IV) EXPENSES INCURRED
AFTER AN EVENT OF DEFAULT IN UPHOLDING OR ENFORCING THE LIEN OF THIS MORTGAGE,
INCLUDING, BUT NOT LIMITED TO, THE EXPENSES OF ANY LITIGATION TO PROSECUTE OR
DEFEND THE RIGHTS AND LIEN CREATED BY THIS MORTGAGE, (V) ANY AMOUNT, COSTS OR
CHARGE TO WHICH MORTGAGEE BECOMES SUBROGATED, UPON PAYMENT, WHETHER UNDER
RECOGNIZED PRINCIPLES OF LAW OR EQUITY, OR UNDER EXPRESS STATUTORY AUTHORITY AND
(VI) ANY OTHER AMOUNT SECURED BY THIS MORTGAGE WHICH, IF NOT LIMITED BY

                                       18

SUCH LIMITATION, WOULD NOT INCREASE THE AMOUNT OF MORTGAGE RECORDING TABLES, IF
ANY, PAYABLE WITH RESPECT TO THIS MORTGAGE.

         (e) This Mortgage does not cover real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having their own separated cooking facilities.

         (f) Reference is made to Section 291-f of the Real Property Law of New
York, for purposes of obtaining the benefit of said Section in connection with this Mortgage.

         (g) Upon the occurrence and during the continuance of an Event of
Default and acceleration of the indebtedness secured hereby, Mortgagee shall have the right to sell the Mortgaged Property, including, without limitation, pursuant to Article 14 of the New York Real Property Actions and Proceedings
Law, as same may have been or may hereafter be amended.

         (h) Mortgagee shall, at the request of Mortgagors, deliver an assignment of this Mortgage (together with the Note) in lieu of a release or satisfaction hereof upon the payment of the Debt in full, provided that (i)
other than containing a representation that Mortgagee shall not have previously transferred its rights under the Mortgage, the instrument of assignment shall be without representation or warranty by, or recourse to, Mortgagee, in any event whatsoever, (ii) the assignee shall be a third party that is refinancing the
Loan, (iii) Mortgagee is permitted by law to deliver an assignment in lieu of recording a satisfaction and (iv) Mortgagors shall pay all reasonable fees and expenses of Mortgagee in connection with such assignment.

         (i) It is expressly understood and agreed that this Mortgage is given for the purpose of continuing the lien evidenced by the Existing Mortgages and modifying the terms, provisions, covenants and conditions of the Existing
Mortgages, as provided herein. The terms, provisions, covenants and conditions of the Existing Mortgages are in their entirety modified and superseded by the terms, provisions, covenants and conditions of this Mortgage. No part of the indebtedness evidenced by the Existing Notes shall be disturbed, discharged, canceled or impaired by the execution and delivery of the Note or this Mortgage, it being the intention of the parties hereto that such execution and delivery shall create no new or further principal indebtedness other than the principal indebtedness evidenced by the Existing Notes.

                         [NO FURTHER TEXT ON THIS PAGE]

                                       19

         IN WITNESS WHEREOF, Mortgagors and Mortgagee have executed this instrument as of the day and year first above written.

                    MORTGAGORS:

                    1552 LONSDALE LLC, 729 DEMI-TASSE LLC, ALGM LEASEHOLD II
                    LLC, ALGM LEASEHOLD II LLC, ALGM LEASEHOLD III LLC, ALGM
                    LEASEHOLD VI LLC, ALGM LEASEHOLD VIII LLC, ALGM LEASEHOLD IX
                    LLC, ALGM LEASEHOLD X LLC, and ALGM LEASEHOLD XII LLC, each a Delaware limited liability company

                    By: ALGM I LLC,
                        a Delaware limited liability company, its sole member

                        By: ALGM I Owners LLC,
                            a Delaware limited liability company,
                            its managing member

                            By: ALGM I Equity LLC,
                                a Delaware limited liability company,
                                its managing member

                                By: /s/ Gary M. Tischler
                                    -----------------------------------------
                                    Name:  Gary M. Tischler
                                    Title: Authorized Signatory

                    MORTGAGEE:

                    GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                    a Delaware corporation

                    By: /s/ Brett R. Kaplan
                        ---------------------------------------
                        Name:  Brett R. Kaplan
                        Title: Senior Vice President

                            MORTGAGOR ACKNOWLEDGMENT

STATE OF NEW YORK      :
                       :     SS.
COUNTY OF NEW YORK     :

         On the 3rd day of December in the year 2002, before me, a Notary Public in and for the said State, personally appeared Gary M. Tischler, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on this instrument, the person, or the entity upon behalf of which the person acted, executed this instrument.

                                           /s/ Dana A. Grafal
                                           ---------------------------------
                                           Notary Public

(NOTARIAL SEAL)                                 My Commission Expires:

                                                   DANA A. GRAFAL
                                           Notary Public, State of New York
                                                 No. 01GR6029186
                                             Qualified in Suffolk County
                                           Commission Expires Aug. 9, 2005

                            MORTGAGEE ACKNOWLEDGMENT

STATE OF NEW YORK      :
                       :     SS.
COUNTY OF NEW YORK     :

         On the 3rd day of December in the year 2002, before me, a Notary Public in and for the said State, personally appeared Brett R. Kaplan, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on this instrument, the person, or the entity upon behalf of which the person acted, executed this instrument.

                                           /s/ Dana A. Grafal
                                           ---------------------------------
                                           Notary Public

(NOTARIAL SEAL)                                 My Commission Expires:

                                                   DANA A. GRAFAL
                                           Notary Public, State of New York
                                                 No. 01GR6029186
                                             Qualified in Suffolk County
                                           Commission Expires Aug. 9, 2005

                                   SCHEDULE 1
                                   ----------

                               Property Locations
                               ------------------

     1.  1552 Broadway, New York, New York

     2.  729 7th Avenue, New York, New York

     3.  36 West 34th Street, New York, New York

     4.  25-27 West 34th Street, New York, New York

     5.  213 West 34th Street, New York, New York

     6.  1372 Broadway, New York, New York

     7.  701 7th Avenue, New York, New York

     8.  987 8th Avenue, New York, New York

     9.  991 3rd Avenue, New York, New York

                                   SCHEDULE 2
                                   ----------

                               Original Mortagge
                               -----------------

                                 [See attached]

                                    EXHIBIT A
                                    ---------

                       Lonsdale Premises Legal Description
                       -----------------------------------

                                 [See attached]

                                                                 1552 Broadway

                               Legal Description

ALL that certain plot, piece or parcel of land, situate, lying and being in the
Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the northeasterly corner of Broadway and Forty-Sixth Street;

RUNNING THENCE easterly along the northerly side of Forty-Sixth Street, 80 feet;

THENCE northerly parallel with Broadway, 40 feet 5 inches;

THENCE westerly, parallel with Forty-Sixth Street, and partly through a party wall, 80 feet to the easterly side of Broadway;

THENCE southerly, along said easterly side of Broadway, 40 feet 5 inches to the point or place of BEGINNING.

                                   EXHIBIT B
                                   ---------

                                Condominium Unit
                                ----------------

The condominium unit described as "Unit 1 " in Declaration Establishing a Plan for Condominium Ownership of the Premises 729 Seventh Avenue, New York, New York
Pursuant to Article 9-B of the Real Property Law of the State of New York dated
March 1, 1984, recorded in the Office of the Register of New York County on
March 12, 1984 in Reel 772 Page 1684 as amended by First Amendment to
Declaration dated June 27, 1984 and recoded June 29, 1984 in Reel 809, Page 317.

                                    EXHIBIT C

                      Demi-Tasse Premises Legal Description
                      -------------------------------------

                                 [See attached]

                                                            729 Seventh Avenue

                               Legal Description

The Condominium Unit (the 'Unit') known as Unit No. 1 in the Building known as
The 729 Seventh Condominium, said Unit designated and described as Unit No. 2 in the Declaration establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "New
York Condominium Act"), dated March 1, 1984 and recorded in the New York County
Office of the Register of the City of New York (the "Register's Office") on
March 12,1984 in Reel 772 page 1684 as amended by First Amendment to Declaration dated June 27, 1984 and recorded June 29, 1984 in Reel 809 page 317, and also designated as Tax Lot 1001 in Block 1001 of the Borough of Manhattan on the Tax
Map of the Real Property Assessment Department of The City of New York and on
the Floor Plans of said building, certified by Michael Lynn and Associates P.C.,
Architect, on March 12, 1984 and filed in the Register's Office on March 12,
1984 as Condominium Plan No. 143 as amended on June 29,1984 by Condominium Plan
No. 143A and Map No. 4258.

TOGETHER with an undivided 15% interest in the Common Elements.

The premises within which the Unit is located are more particularly described as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the
Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the easterly side of
Seventh Avenue with the southerly side of 49th Street;

RUNNING THENCE easterly along the southerly side of 49th Street, 100 feet;

THENCE southerly parallel with Seventh Avenue, 100 feet 5 inches more or less;

THENCE westerly parallel with 49th Street, 100 feet to the easterly side of
Seventh Avenue;

THENCE northerly along the easterly side of Seventh Avenue, 100 feet 5 inches more or less to the poiint or place of BEGINNING.

                                    EXHIBIT D
                                    ---------

                      Leasehold Premises Legal Description
                      ------------------------------------

                                 [See attached]

                                                             36 W. 34th Street
                                                                      (1 of 2)

                               Legal Description

PARCEL I:
---------

ALL that certain plot, piece or parcel of land, situate, lying and being in the
Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at a point on the northerly side of 33rd Street distant about 256 feet
4 inches more or less eastwardly from the northeasterly comer of 33rd Street and
Broadway, directly in a straight line running from 33rd Street in a northerly direction through the center of a party wall between said house and the one adjoining thereto on the west;

RUNNING THENCE in a easterly direction along the northerly side of 33rd Street,
21 feet 1-1/2 inches more or less to a point directly in a straight line running from 33rd Street in a northerly direction through the center of a party wall between said house and the one adjoining thereto on the east;

THENCE northerly along said line last mentioned, 98 feet 9 inches;

THENCE westerly and parallel with 33rd Street, 21 feet 1-1/2 inches more or less to a point directly in a straight line running in a southerly direction through the center of the party wall first mentioned to the point or beginning;

THENCE southerly along said line 98 feet 9 inches to the point or place of
BEGINNING.

                                                             36 W. 34th Street
                                                                      (2 of 2)

PARCEL II:
----------

ALL that certain plot, piece or parcel of land, situate, lying and being in the
Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at a point in the southerly line of 34th Street, about 300 feet easterly from the corner formed by the intersection of the easterly line of
Avenue of the Americas (formerly Sixth Avenue) with the southerly line of 34th
Street

RUNNING THENCE easterly along said center line 25 feet;

THENCE southerly and parallel with Avenue of the Americas, 98 feet 9 inches to the center line of the block between 33rd and 34th Street;

THENCE easterly along said center line 25 feet;

THENCE northerly and again parallel with Avenue of the Americas, 98 feet 9 inches to the southerly line of 34th Street;

THENCE westerly along the same 25 feet to the point or place of BEGINNING.

                                                              25-27 W 34th St.

                               Legal Description

ALL that certain plot, piece or parcel of land, situate, lying and being in the
Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at a point on the northerly side of Thirty-fourth Street, distant five hundred feet westerly from the corner formed by the intersection of the said northerly side of Thirty-fourth Street with the westerly side of Fifth Avenue;

RUNNING THENCE northerly parallel with Fifth Avenue part of the distance through a party wall, ninety-eight feet, nine inches to the center line of the block;

THENCE westerly along said center line of the block and parallel with
Thirty-fourth Street, fifty feet;

THENCE southerly and again parallel with Fifth Avenue and part of the distance through a party wall, ninety-eight feet, nine inches to the northerly side of
Thirty-fourth Street, and

THENCE easterly along said northerly side of Thirty-fourth Street, fifty feet to the point or place of BEGINNING.

                                                              213 W 34th Street

                               Legal Description

ALL that certain plot, piece or parcel of land, situate, lying and being in the
Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at a point on the northerly side of West 34th Street distant one hundred fifty feet westerly from the corner formed by the intersection of the northerly side of West 34th Street with the westerly side of Seventh Avenue;

THENCE RUNNING Northerly and parallel with the westerly side of Seventh Avenue, ninety-eight feet nine inches to the center line of the block;

THENCE Westerly along said center line of the block, twenty-five feet, more or less to the easterly face of the easterly wall of the one story brick building standing on the premises adjoining on the west;

THENCE Southerly and along the easterly face of the wall of the seven story brick and stone building and one story brick building standing on the premises adjoining on the west ninety eight feet nine inches to the northerly side of
West 34th Street;

THENCE Easterly along said northerly side of West 34th Street twenty five feet more or less to the point or place of BEGINNING.

                                                                  1372 Broadway

                               Legal Description

ALL that certain plot, piece or parcel of land, situate, lying and being in the
Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at a point on the southerly side of West 38th Street, distant 100 feet westerly from the corner formed by the intersection of the said southerly side of West 38th Street and the westerly side of Avenue of the Americas (formerly
Sixth Avenue);

RUNNING THENCE southerly and parallel with the said westerly side of Avenue of the Americas (formerly Sixth Avenue), 197 feet 6 inches to the northerly side of West 37th Street;

THENCE westerly along the said northerly side of West 37th Street, 154 feet 10 inches to the corner formed by the intersection of the said northerly side of
West 37th Street and the easterly side of Broadway;

THENCE northwesterly along the said easterly side of Broadway, 130 feet;

THENCE easterly and parallel with the southerly side of West 38th Street, 95 feet 8 inches;

THENCE northerly parallel with the westerly side of Avenue of the Americas
(formerly Sixth Avenue) 74 feet 1 inch to the southerly side of West 38th
Street;

THENCE easterly along the said southerly side of West 38th Street, 100 feet to the point or place of BEGINNING.

                                                             701-708 7th Avenue

                               Legal Description

ALL that certain plot, piece or parcel of land, situate, lying and being in the
Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly side of 47th
Street with the easterly side of Seventh Avenue;

RUNNING THENCE Northerly along the easterly side of Seventh Avenue, 100 feet 4 inches;

THENCE Easterly parallel with the northerly side of 47th Street, 160 feet;

THENCE Southerly parallel with the easterly side of Seventh Avenue, 100 feet 4 inches (100 feet 5 inches per survey) to the northerly side of 47th Street;

THENCE Westerly along the northerly side of 47th Street, 160 feet to the point or place of BEGINNING.

                                                                 987 8th Avenue

                               Legal Description

ALL that certain plot, piece or parcel of land, situate, lying and being in the
Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at a point on the southerly side of West 58th Street, distant 100 feet westerly from the intersection of the southerly side of the southerly side of
West 58th Street and the westerly side of 8th Avenue;

RUNNING THENCE westerly along the southerly side of West 58th Street, 42 feet;

THENCE southerly parallel with the westerly side of 8th Avenue and part of the distance through a party wall, 100 feet 5 inches to the center line of the block;

THENCE easterly along said center line of the block and parallel with the southerly side of West 56th Street, 142 feet to the westerly side of 8th Avenue;

THENCE northerly along the westerly side of 8th Avenue, 50 feet;

THENCE westerly parallel with the southerly side of West 58th Street, 100 feet;

THENCE northerly again parallel with the westerly side of 8th Avenue, 50 feet 5 inches to the southerly side of West Street to the point or place of BEGINNING.

                                                               991 Third Avenue

                               Legal Description

ALL that certain plot, piece or parcel of land, situate, lying and being in the
Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the easterly side of Third
Avenue with the northerly side of 59th Street;

RUNNING THENCE easterly along the northerly side of 59th Street, 80 feet;

THENCE northerly parallel with the easterly side of Third Avenue, 20 feet 1 inch;

THENCE westerly parallel with the northerly side of 59th Street, 80 feet to the easterly side of Third Avenue; and

THENCE southerly along the said easterly side of Third Avenue, 20 feet 1 inch to the corner aforesaid at the point or place of BEGINNING.

                                    EXHIBIT E
                                    ---------

                                Mortgaged Leases
                                ----------------

36 West 34th Street
-------------------

         That certain Lease dated March 1, 1966 between Basic Properties. Inc as
Landlord and 36 Realopp Corp., as Tenant, a Memorandum of which was recorded on
March 22 1966 in the Register's Office of New York County in Liber 33, Page 482.
Letters dated September 19, 1991 and February 17, 1993, from Realopp Corp. to
Ista Management Co. pursuant to which 36 Realopp Corp. exercised an option to extend Lease Assignment and Assumption of Lease, dated as of February 28, 1999, between 36 Realopp Corp. and ALGM Leasehold II LLC recorded on May 20, 1999 in the Register's Office in Reel 2878 Page 467.

25-27 West 34th Street
----------------------

         That certain Lease dated January 1, 1960 between York Associates, Inc., as Landlord and Irving Riese and Murray Riese ("Riese"), as Tenant, a memorandum of which was recorded on Januarv 11, 1960 in the Register's Office of New York
County in Liber 5102, Page 625, as modified by that certain Lease Modification
Agreement dated August 17, 1966 between Imperial Realty Corp., Inc. and Riese, as assigned by that certain Assignment of Lease dated July 7, 1967 between
Riese and 25 Realopp Corp. recorded on July 17, 1967 in the Register's Office in
Liber 200 Page 493, as further modified by that certain Modification of Lease dated as of July 1, 1978 between Kingsbury Properties Ltd. and 25 Realopp, as further assigned by that certain Assignment and Assumption of Lease dated
February 28, 1999 between 25 Realopp and ALGM Leasehold VIII LLC recorded on May
20, 1999 in the Register's Office in Reel 2878 Page 451.

213 West 34th Street
--------------------

         That certain Agreement of Lease dated November 1, 1973 between Penn
Terminal Hotel Corp. as Landlord and 34 Brew, Inc. as Tenant, a Memorandum of
which was recorded in the Register's Office of New York County on November 29,
1973 in Reel 298 Page 919. Letters Agreements dated March 25,1975 June 23, 1976 and January 3, 1977 between Penn Terminal, Inc. and 34 Brew, Inc. Assignment and
Assumption of Lease dated as of February 28, 1999 between 34 Brew, Inc. and
ALGM Leasehold XII LLC and recorded in the Register's Office on May 20, 1999 in
Reel 2878 Page 481.

1372 Broadway
-------------

         That certain unrecorded Agreement of Lease dated October 10, 1984, between Nineteen New York Properties Limited Partnership, as Landlord and 1372
B'way Operating Inc., as Tenant modified by that certain Modification of Lease dated January 1, 1991 by Nineteen New York Properties Limited Partnership, as
Landlord and 1372 B'way Operating Inc., as Tenant as

amended by that certain First Amendment of Lease dated April 29, 1992, between
Nineteen New York Properties Limited Partnership, as Landlord and 1372 B'way
Operating Inc., as Tenant, as assigned by that certain unrecorded Assignment and
Assumption of Lease dated February 28, 1999 between 1372 B'way Operating Inc., as Assignor and ALGM Leasehold III LLC, as Assignee.

701-709 Seventh Avenue
----------------------

         That certain Agreement of Lease dated September 15, 1977 between Walhej
Associates, as Landlord and 720 Lexington Ave. Holding Corp., now known as 701
Operating, Inc. as Tenant, a Memorandum of which was recorded on December 1,
1977 in the Office of the Register of New York County in Reel 419 Page 1426, as
modified on that certain Lease Modification and Extension Agreement dated
March 30, 1993 between Vimar Realty Corp. and 701 Operating Inc., and recorded
July 20, 1995 in Reel 2225 Page 2103 as assigned by that certain Assignment and
Assumption of Lease dated February 28, 1999 between 701 Operating Inc. and ALGM
Leasehold VI LLC, recorded on March 3, 2000 in Reel 3060 Page 411.

987 Eighth Avenue
-----------------

         That certain lease dated November 19, 1984 between Columbus Circle
Development Corp., as Landlord and 58 Realopp Corp., as Tenant, a memorandum of which was recorded on December 19, 1984 in Reel 857 Page 1092, as amended by that certain Amendment of Lease dated Januarv 15, 1988 between Columbus
Circle Development Corp. as Landlord and 58 Realopp Corp., as Tenant, as further amended by that certain Amendment of Lease dated August 30, 1991 between
Columbus Circle Development Corp., as Landlord and 58 Realopp Corp., as Tenant,
as assigned by that certain Assignment and Assumption of Lease dated February
28, 1999 between 58 Realopp Corp., as Assignor and ALGM IX LLC, as Assignee,
recorded on May 20, 1999 in Reel 2878 Page 459.

991 Third Avenue
----------------

         That certain lease dated December 19, 1963 between Chatham Associates,
Inc., as Landlord and Irving Riese and Murray Riese, as Tenant, a memorandum of which was recorded on July 10, 1964 in the Office of the Register of New York
County in Liber 5286 Page 77, as assigned by that certain Assignment of Lease dated December 31, 1964 between Riese and Third 991, Inc. recorded on February
19, 1965 in the Register's Office in Liber 5315 Page 388, as modified by that certain Modification of Lease dated as of August 26, 1965 between Chatham and
Third 991, as further modified by that certain Modification of Lease dated July
1, 1978 between Kingsbury Properties Ltd., as Landlord and Third 991 Corp., as
Tenant, as assigned by that certain Assignment and Assumption of Lease dated
February 28, 1999 between Third 991, Inc., as Assignor and ALGM Leasehold X
LLC, as Assignee and recorded May 20, 1999 in Reel 2878 Page 473.

POLICY N0. 26-041-92-184358
Title No. TS-4000861

                               MORTGAGE SCHEDULE

1.   MORTGAGE dated as of September 14, 1990 given by 1552 Operating, Inc. and
     49-7th Operating Inc. ("Rescue Borrower") to The Urban Food Malls, Ltd. in
     the original principal amount of $8,567,691.00, and recorded on September
     24, 1990 in the Office of the City Register, New York County (the
     "Registers Office") in Reel 1731, page 551; as assigned by The Urban Food
     Malls Ltd. to The Bank of Tokyo Trust company, predecessor in interest to
     Bank of Tokyo-Mitsubishi Trust Company, by ASSIGNMENT dated September 14,
     1990 and recorded on September 24, 1990 in the Register's Office in Reel
     1731, page 605.

2.   MORTGAGE dated September 14, 1990 in the original principal amount of
     $13,432,309.00 given by Rescue Borrower to The Bank of Tokyo Trust Company, predecessor-in-interest to Bank of Tokyo-Mitsubishi Trust Company, and recorded on September 24, 1990 in the Register's Office in Reel 1731, page
     613; which mortgage was consolidated with Mortgage 1 above pursuant to a
     MORTGAGE CONSOLIDATION AND MODIFICATION AGREEMENT dated as of September 14,
     1990 between Rescue Borrower and The Bank of Tokyo Trust Company, predecessor-in-interest to Bank of Tokyo-Mitsubishi Trust Company, recorded on September 24, 1990 in the Register's Office in Reel 1731, page 619, to form a single lien in the principal amount of $22,000,000.00; which mortgage, as consolidated, was modified pursuant to the terms of a MORTGAGE
     MODIFICATION AGREEMENT dated as of May 14, 1993 between Rescue Borrower and
     The Bank of Tokyo Trust Company, predecessor-in-interest to Bank of
     Tokyo-Mitsubishi Trust Company, recorded on July 26, 1993 in the Register's
     Office in Reel 1992, page 317; as further modified by a SECOND MORTGAGE
     MODIFICATION AGREEMENT dated as of June 2, 1995 between Rescue Borrower and
     The Bank of Tokyo Trust Company, predecessor-in-interest to Bank of
     Tokyo-Mitsubishi Trust Company, recorded on June 7, 1995 in the Register's
     Office in Reel 2213, page 395; which consolidated was assigned by The Bank of Tokyo-Mitsubishi Trust Company (f/k/a The Bank of Tokyo Trust Company)
     to ALGM I LLC pursuant to an ASSIGNMENT dated June 30, 1998 and recorded on
     September 17, 1998 in Reel 2709, page 931; which consolidated mortgage was further assigned by ALGM I LLC to Natrest Funding I, Inc. pursuant to an
     ASSIGNMENT dated June 30, 1998 and recorded on April 28, 1999 in Reel 2864, page 677; which consolidated mortgage was modified and spread pursuant to that certain MORTGAGE SPREADER AND MODIFICATION AGREEMENT dated as of
     February 23, 1999 by and among 1552 Lonsdale LLC, 29 Demi-Tasse LLC, the
     Leasehold Owners named therein and Natrest Funding I, Inc. and recorded on
     May 20, 1999 in Reel 2878, page 389 (the "SPREADER AGREEMENT").

3.   LEASEHOLD MORTGAGE dated as of June 16, 1992 in the original principal amount of $8,000,000.00 given by The Food Court, Inc., Third 991 Corp., 25
     Realopp Corp., 36 Realopp Corp., 34 Brew, Inc. and 520 Operating Inc.
     (collectively "Original Mortgagor) to The Bank of Tokyo Trust Company,
     predecessor-in-interest to Bank of Tokyo-Mitsubishi Trust Company, recorded on June 16, 1992 in the Register's Office in Reel 1878, page 1860.

4.   LEASEHOLD MORTGAGE, MODIFICATION, CONSOLIDATION AND SPREADER AGREEMENT
     dated May 14, 1993 in the principal amount of $8,335,000.00, given by
     Original Mortgagor, 47 Realopp Corp. and 15415 P.H. Corp. to The Bank of
     Tokyo Trust Company, predecessor-in-interest to Bank of Tokyo-Mitsubishi
     Trust Company, recorded on May 20, 1993 in the Registers Office in Reel
     1972, page 1418 and re-recorded in Reel 2002, page 1330 and Reel 2010, page
     589; which mortgage, by its terms, was consolidated with Mortgage 3 above to form a single lien in the principal amount of S16,335,000.00.

POLICY N0. 26-041-92-184358
Title No. TS-4000861

                         MORTGAGE SCHEDULE continued...

5.   LEASEHOLD MORTGAGE, MODIFICATION AND SPREADER AGREEMENT #1 dated July 15,
     1993 in the original principal amount of $3,350,000.00 given by Original
     Mortgagor, 47 Realopp Corp., 1515 P.H. Corp., 569 Operating Inc. and 701
     Operating Inc. to The Bank of Tokyo Trust Company, predecessor-in-interest to Bank of Tokyo-Mitsubishi Trust Company, recorded on July 23, 1993 in the
     Register's Office in Reel 1991, page 1814, pursuant to which Mortgages 3 and 4 above were consolidated with the lien of Mortgage 5 to form a consolidated lien in the principal amount of $19,705,000.00; which consolidated mortgage was assigned by The Bank of Tokyo-Mitsubishi Trust
     Company (f/k/a The Bank of Tokyo Trust Company) to ALGM I LLC pursuant to an ASSIGNMENT dated June 30, 1998 and recorded on September 17, 1998 in
     Reel 2709, page 913; which consolidated mortgage was further assigned by
     ALGM I LLC to Natrest Funding I, Inc. pursuant to an ASSIGNMENT dated June
     30, 1998 and recorded on April 28, 1999 in Reel 2864, page 669 and re-recorded on May 20, 1999 in Reel 2878, page 348; which consolidated mortgage was further modified and spread pursuant to the SPREADER
     AGREEMENT.

6.   SECOND MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by Rescue Borrower in favor of The Bank of Tokyo Trust Company, in the original amount of $1,500,000.00 dated as of May 14, 1993, and recorded on
     July 26, 1993 in the Register's Office in Reel 1992, page 333; which mortgage was assigned to ALGM I LLC pursuant to an ASSIGNMENT dated June
     30, 1998 and recorded on September 17, 1998 in Reel 2709, page 925; which mortgage was further assigned by ALGM I LLC to Natrest Funding I, Inc. by an ASSIGNMENT dated June 30, 1998 and recorded on April 28, 1999 in Reel
     2864, page 677; which mortgage was modified pursuant to a MORTGAGE
     MODIFICATION AGREEMENT between Rescue Borrower and Natrest Funding I, LLC, dated as of February 28, 1999 and recorded on May 20,1999 in Reel 2878, page 366; which mortgage was further modified and spread pursuant to the
     SPREADER AGREEMENT.

7.   GAP MORTGAGE AND SECURITY AGREEMENT dated as of February 28, 1999 by ALGM I
     LLC, 1552 Lonsdale LLC, 729 Demi-Tasse LLC, ALGM Leasehold II LLC, ALGM
     Leasehold VII LLC, ALGM Leasehold VIII LLC, ALGM Leasehold X LLC, and ALGM
     Leasehold XII LLC (collectively, "Original Borrower") in favor or Natrest
     Funding I, Inc. in the amount of $14,086,360.80 and recorded in the
     Register's Office on May 20, 1999 in Reel 2878, page 499.

8.   MORTGAGE CONSOLIDATION AND MODIFICATION AGREEMENT dated as of February 28,
     1999, by and among Original Borrower and Natrest Funding I, Inc. and recorded in the Register's Office on May 20, 1999 in Reel 2878, page 578, which consolidated Mortgages 1 through 7 above in order to create a single lien in the principal amount of $44,000,000.00.

     The lien of the aforesaid mortgages, as consolidated, was spread to premises not included in Schedule A pursuant to that certain MORTGAGE
     SPREADER AGREEMENT dated as of June 14, 1999 by and among ALGM I LLC, ALGM
     Leasehold VI LLC, Original Borrower, and Natrest Funding I, Inc. recorded in the Register's Office on October 18, 1999 in Reel 2973, page 2309; which consolidated mortgage was assigned to Salomon Brother's Realty Corp. by
     ASSIGNMENT OF MORTGAGE dated as of January 7, 2000 and recorded in the
     Register's Office on March 3, 2000 in Reel 3060, page 447.

     The foregoing mortgages as consolidated were modified, severed and split pursuant to that certain NOTE AND MORTGAGE MODIFICATION AND SEVERANCE
     (SPLITTER) AGREEMENT, dated as of January 7, 2000, by and among Borrower and Salomon Brothers Realty Corp., recorded in the Register's Office on
     March 3, 2000 in Reel 3060, page 473 the ("SPLITTER"), which Spliter severed the lien of the foregoing mortgages as consolidated into two separate and distinct liens follows:

POLICY N0. 26-041-92-184358
TITLE NO. TS-4000861

                         MORTGAGE SCHEDULE continued...

     (i)  $8,779,250.50, as secured by a certain SPLIT LEASEHOLD MORTGAGE dated as of January 7, 2000 made by ALGM Leasehold II LLC, ALGM Leasehold
          VII LLC, ALGM Leasehold VIII LLC, ALGM Leasehold X LLC and ALGM
          Leasehold XII LLC, as borrower, and Salomon Brothers Realty Corp., as lender, recorded in the Register's Office on March 3, 2000 in Reel
          3060, page 510 (the "SPLIT LEASEHOLD MORTGAGE"); which Split Leasehold
          Mortgage was released from certain premises pursuant to a PARTIAL
          RELEASE OF MORTGAGE dated January 7, 2000 and recorded on March 3,
          2000 in Reel 3060, page 528;

     (ii) $33,450,000.00 as secured by the consolidated mortgage described above, as modified by the Splitter (the "FEE MORTGAGE"), which Fee
          Mortgage was released from premises by PARTIAL RELEASE OF MORTGAGES recorded March 3, 2000 in Reel 3060, page 555.

     The Fee Mortgage was modified pursuant to that certain AMENDED AND RESTATED
     MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE
     FILING dated as of January 7, 2000 by and among 729 Demi-Tasse LLC and 1552
     Lonsdale LLC, as borrower, and Salomon Brothers Realty Corp., as lender, recorded in the Register's Office on March 3, 2000 in Reel 3060, page 611, and subsequently spread to include certain premises by that certain
     MORTGAGE SPREADER AGREEMENT dated as of January 7, 2000 by and among ALGM
     Leasehold II LLC, ALGM Leasehold VII LLC, ALGM Leasehold VIII LLC, ALGM
     Leasehold IX LLC, ALGM Leasehold X LLC, ALGM Leasehold XI LLC and ALGM
     Leasehold XII LLC, as Additional Mortgagors, and Salomon Brothers Realty
     Corp., as Mortgagee, recorded on March 3, 2000 in Reel 3060, page 782;
     which Fee Mortgage was assigned by Salomon Brothers Realty Corp. to
     Greenwich Capital Financial Products, Inc. pursuant to an ASSIGNMENT OF
     MORTGAGE dated as of December 4 2002, to be recorded.

9.   MORTGAGE made by ALGM Leasehold II LLC, ALGM Leasehold VII LLC, ALGM
     Leasehold VIII LLC, ALGM Leasehold IX LLC, ALGM Leasehold X LLC, ALGM
     Leasehold XI LLC and ALGM Leasehold XII LLC, as borrower, in favor of
     Salomon Brothers Realty Corp. in the amount of $4,770,749.50, upon which a mortgage tax in the amount of $131,194.25 was duly paid, recorded in the
     Register's Office on March 3, 2000 in Reel 3060, page 650; which mortgage was consolidated with the SPLIT LEASEHOLD MORTGAGE to create a single lien in the amount of $13,550,000.00 pursuant to that certain CONSOLIDATED AND
     AMENDED LEASEHOLD MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY
     AGREEMENT AND FIXTURE FILING dated as of January 7, 2000, made among the aforesaid parties and recorded in the Register's Office on March 3, 2000 in
     Reel 3060, page 679; which mortgages as consolidated were spread to include certain premises pursuant to that certain MORTGAGE SPREADER AGREEMENT dated as of January 7, 2000, made among 729 Demi-Tasse LLC and 1552
     Lonsdale LLC, as Additional Mortgagors, and Salomon Brothers Realty Corp.,
     as Mortgagee, recorded in the Register's Office on March 3, 2000 in Reel
     3060, page 745; which mortgage was assigned by Salomon Brothers Realty
     Corp. to Greenwich Capital Financial Products, Inc. pursuant to an
     ASSIGNMENT OF MORTGAGE dated as of December 4 2002, to be recorded.

10.  GAP MORTGAGE made by 729 Demi-Tasse LLC, 1552 Lonsdale LLC, ALGM Leasehold
     II LLC, ALGM Leasehold III LLC, ALGM Leasehold VI LLC, ALGM Leasehold VIII
     LLC, ALGM Leasehold IX LLC, ALGM Leasehold X LLC, ALGM Leasehold XII LLC to
     Greenwich Capital Financial Products, Inc. dated as of December 4, 2002, in the principal amount of $12,728,557.22, to be recorded.